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                           MFS(R) INSTITUTIONAL TRUST
                   MFS(R) Institutional Core Fixed Income Fund


                      Supplement to the Current Prospectus



MFS Institutional Core Fixed Income Fund, although included in the current MFS Institutional Trust prospectus, has been terminated effective December 22, 1999 and is not being offered for sale.



                The date of this Supplement is December 23, 1999.